UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2020

Lord Global Corporation

(Exact name of Company as specified in its charter)

Nevada	001-36877	45-3942184
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

Lord Global Corporation

318 N Carson St. Suite 208

Carson City, NV 89701

(Address of principal executive offices)

(816) 304-2686

(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	LRDG	OTC Market Pink

Lord Global Corporation

Form 8-K

Current Report

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Former Independent Registered Public Accounting Firm. On March 20, 2020, the Board of Directors of Lord Global Corporation (formerly Bigfoot Project Investments, Inc.) (the “Company”) made the decision to release MaloneBailey, LLP (“MaloneBailey”), which was then serving as the independent registered public accounting firm of the Company, and notified MB that it would be dismissed as the independent registered public accounting firm of the Company, effective immediately. MaloneBailey did not perform a review of the Company’s interim financial statements that were included in the Quarterly Report on Form 10Q for the quarter ended January 31, 2020 filed on March 20,2020. The Company has authorized MaloneBailey to respond fully to the inquiries of Slack and Company, LLC, the successor auditors.

MaloneBailey’s audit report on the Company’s financial statements for the Company’s fiscal years ended July 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except with respect to an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended July 31, 2019 and July 31, 2018, and the subsequent interim period from August 1, 2019 through March 20, 2020, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MaloneBailey’s satisfaction, would have caused MaloneBailey to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements for the year ended July 31, 2019, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended July 31, 2019.

The Company has provided MaloneBailey with a copy of the disclosures contained herein and has requested that MaloneBailey furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of MaloneBailey’s letter, dated March 20, 2020, is filed as Exhibit 16.1 herewith.

APPOINTMENT OF NEW AUDITORS

On March 20, 2020, the Company appointed Slack and Company LLC, Certified Public Accountants, its new auditors, to review the quarterly report for the period ended January 31, 2020 and audit the books and records of the Company for the year ended July 31, 2020.

During the two most recent fiscal years and the interim period preceding the engagement of Slack and Company, LLC (“Slack”), the Company has not consulted with Slack regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Slack or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K. The Company did not have any disagreements with MaloneBailey and therefore did not discuss any past disagreements with Slack.

The Company provided MB with a copy of this Form 8-K and requested that MaloneBailey furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not MaloneBailey agrees with the above statements. A copy of such letter, dated March 20, 2020, is attached as Exhibit 16.1.

Item 9.01 Exhibits

Exhibit 10.1 – Response Letter from MaloneBailey, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lord Global Corporation

Date: March 25, 2020	By:	/s/ Joseph Frontiere
Joseph Frontiere
CEO